UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 Current Report
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                        Date of Report: October 20, 2004

                               DIGITAL RIVER, INC.

             (Exact Name Of Registrant As Specified In Its Charter)



         Delaware                        000-24643                41-1901640
(State or other jurisdiction     (Commission File Number)       (IRS Employer
     of incorporation)                                       Identification No.)


         9625 West 76th Street, Suite 150, Eden Prairie, Minnesota 55344
               (Address of principal executive offices) (Zip Code)

      (Registrant's telephone number, including area code): (952) 253-1234

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

     On October 20, 2004, Digital River, Inc., a Delaware corporation ("Digital River"), issued a press release announcing its financial results for the three-month and nine-month periods ended September 30, 2004 and certain other information. A copy of the press release is attached as Exhibit 99.1 hereto. The press release includes "safe harbor" language indicating that certain statements about Digital River's business and other matters contained in the press release are "forward-looking" rather than "historic." The press release also states that a more thorough discussion of certain factors which may affect Digital River's operating results is included, among other sections, under the captions "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in Digital River's Annual Report on Form 10-K for the fiscal year ended December 31, 2003 which is on file with the SEC and available at the SEC's website (http://www.sec.gov).

     The attached press release contains certain non-GAAP financial measures. For purposes of Regulation G, a non-GAAP financial measure is a numerical measure of a company's performance, financial position, or cash flows that either excludes or includes amounts that are not normally excluded or included in the most directly comparable measure calculated and presented in accordance with GAAP. To supplement our consolidated financial statements presented in accordance with GAAP, Digital River has supplied non-GAAP measures of net income, earnings per share, and earnings before interest, taxes, depreciation and amortization ("EBITDA") which are adjusted from results based on GAAP to exclude certain expenses. We believe that these non-GAAP measures provide useful information to both management and investors by excluding certain expenses that may not be indicative of our core operating results. In addition, because we have historically reported certain non-GAAP results to investors, we believe the inclusion of non-GAAP results provides consistency in our financial reporting. These measures should be considered in addition to results prepared in accordance with GAAP, but are not a substitute for or superior to GAAP results. These non-GAAP measures included in the attached press release have been reconciled to the nearest GAAP measure.

     As used herein, "GAAP" refers to accounting principles generally accepted in the United States.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             DIGITAL RIVER, INC.


                                             By:  /s/ Carter D. Hicks
                                                  -------------------
                                                  Name:  Carter D. Hicks
                                                  Title: Chief Financial Officer
Date: October 20, 2004

                                  Exhibit Index



Exhibit No.    Description
-----------    -----------

   99.1 Financial Statements and Exhibits. Press release dated October 20, 2004, announcing Digital River's financial results for the three-month and nine-month periods ended September 30, 2004, and certain other information is attached.